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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                     SEPTEMBER 13, 2000 (SEPTEMBER 12, 2000)


                               AMC FINANCIAL, INC.
              Exact Name of Registrant as Specified in its Charter


          DELAWARE                    0-27314                 11-2994671
   State of Incorporation      Commission File Number       I.R.S. Employer
      or Organization                                      Identification No.


            11111 WILCREST GREEN
                  SUITE 250
               HOUSTON, TEXAS                                     77042
   Address of Principal Executive Offices                      (Zip Code)


                                 (713) 787-0100
                         Registrant's telephone number,
                               including area code





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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

See Item 5.

ITEM 5. OTHER EVENTS.

At an annual meeting of the shareholders of the Company on September 12, 2000, the shareholders (a) elected D. Richard Thompson, Mark A. Neporent, Raymond H. Wechsler and Todd R. Snyder as directors of the Company; (b) approved a plan of liquidation and dissolution of the Company (the "Plan") previously adopted by the Board of Directors; and (c) approved and ratified the appointment of KPMG LLP as the Company's independent public accountants for the year ending December 31, 2000. The Board of Directors will now proceed with an orderly liquidation and dissolution of the Company pursuant to the Plan.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Exhibits.  The following exhibits are filed as part of this report:

            None.



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2000

                                   AMC FINANCIAL, INC.


                                   By: /s/ D. RICHARD THOMPSON
                                           D. Richard Thompson
                                           Chief Executive Officer and President

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